EXHIBIT 99.3

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. I MAKE YOUR WORLD GO XL and Catlin: Accelerating Progress Investor Presentation January 9, 2015

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. I MAKE YOUR WORLD GO 2 Important Information This document is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell, shares of XL Group plc ("XL") or Catlin Group Limited ("Catlin"). Further to the announcement by XL of its offer to acquire the entire issued and to be issued share capital of Catlin (the “Offer"), (i) such Offer will be made pursuant to the terms of a circular to be issued by Catlin to its shareholders in due course setting out the terms and conditions of the O ffer, including details of how to vote in respect of the Offer ("Circular"), and (ii) XL will in due course publish a prospectus for the purposes of EU Directive 2003/71/EC (together with any applicable implementing measures i n a ny Member State, the "Prospectus Directive") in relation to shares which will be issued by it in connection with the Offer ("Prospectus"). Any decision in respect of, or in response to, the Offer should be made only on the basis of the information in the Circular and the Prospectus. Investors are advised to read the Circular and the Prospectus carefully . This document is an advertisement and not a prospectus for the purposes of the Prospectus Directive. Accordingly, investors s hou ld not subscribe for, or purchase, any securities referred to in this document except on the basis of the information to be contained in the P ros pectus, when published, which will be prepared in accordance with the Prospectus Directive. Copies of the Prospectus, when published, will be available from XL's website at www.xlgroup.com . Neither the contents of XL’s website, nor the contents of any other website accessible from hyperlinks on such websites, is i nco rporated herein or forms part of this document. No statement in this document is intended as a profit forecast or estimate of the future financial performance of XL, Catlin or the combined group following completion of the Offer for any period unless otherwise stated. Furthermore, no statement in this document should be interpreted to mean that: (i) earnings or earnings per share for Catlin for the current or future financial years would necessarily match or exce ed the historical published earnings or earnings per share for Catlin; or (ii) earnings or earnings per share for XL for the current or future financial yea rs would necessarily match or exceed the historical published earnings or earnings per share for XL . Certain information included in this presentation has been sourced from third parties. XL does not make any representations r ega rding the accuracy, completeness or timeliness of such third party information. Permission to cite such information has neither been so ugh t nor obtained.

Forward-looking Statements

The information in this document contains forward-looking statements, both with respect to XL and Catlin and their industries, that reflect their current views with respect to future events and financial performance. Statements that are not historical facts, including statements about XL's or Catlin's beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations, all of which involve risk and uncertainty. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "may," "could" or "would" or similar statements of a future or forward-looking nature identify forward-looking statements. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them.

A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes: (i) changes in the size of claims relating to natural or man-made catastrophe losses due to the preliminary nature of some reports and estimates of loss and damage to date; (ii) trends in rates for property and casualty insurance and reinsurance; (iii) the timely and full recoverability of reinsurance placed by XL or Catlin with third parties, or other amounts due to XL or Catlin; (iv) changes in the projected amount of ceded reinsurance recoverables and the ratings and credit worthiness of reinsurers; (v) actual loss experience from insured or reinsured events and the timing of claims payments being faster or the receipt of reinsurance recoverables being slower than anticipated; (vi) increased competition on the basis of pricing, capacity, coverage terms or other factors such as the increased inflow of third party capital into reinsurance markets, which could harm either XL's or Catlin's ability to maintain or increase its business volumes or profitability; (vii) greater frequency or severity of claims and loss activity than XL's or Catlin's respective underwriting, reserving or investment practices anticipate based on historical experience or industry data; (viii) changes in the global financial markets, including the effects of inflation on XL's or Catlin's business, including on pricing and reserving, increased government involvement or intervention in the financial services industry and changes in interest rates, credit spreads, foreign currency exchange rates and future volatility in the world's credit, financial and capital markets that adversely affect the performance and valuation of either XL's or Catlin's investments, financing planning and access to such markets or general financial condition; (ix) changes in ratings, rating agency policies or practices; (x) the potential for changes to methodologies, estimations and assumptions that underlie the valuation of XL's or Catlin's respective financial instruments that could result in changes to investment valuations; (xi) changes to XL's or Catlin's respective assessment as to whether it is more likely than not that it will be required to sell, or has the intent to sell, available-for-sale debt securities before their anticipated recovery; (xii) the ability of XL's or Catlin's subsidiaries to pay dividends; (xiii) the potential effect of legislative or regulatory developments in the jurisdictions in which XL or Catlin operates, such as those that could impact the financial markets or increase their respective business costs and required capital levels, including but not limited to changes in regulatory capital balances that must be maintained by operating subsidiaries and governmental actions for the purpose of stabilizing the financial markets; (xiv) the actual amount of new and renewal business and acceptance of products and services, including new products and services and the materialization of risks related to such products and services; (xv) changes in applicable tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof; (xvi) the effects of mergers, acquisitions, divestitures and retrocession agreements; and (xvii) in the case of XL, the other factors set forth in XL's reports on Form 10-K, Form 10-Q and other documents on file with the United States Securities and Exchange Commission.

Additionally, the acquisition of Catlin by XL (the "Acquisition") is subject to risks and uncertainties, including: (i) XL and Catlin may be unable to complete the Acquisition because, among other reasons, conditions to the completion of the Acquisition may not be satisfied or waived, including the failure to obtain required regulatory approvals, or the other party may be entitled to terminate the Acquisition; (ii) receipt of regulatory approvals required by the Acquisition may be subject to conditions, limitations and restrictions that could negatively impact the business and operations of the combined company; (iii) uncertainty as to the timing of completion of the Acquisition; (iv) the ability to obtain approval of the Acquisition by Catlin shareholders; (v) uncertainty as to the actual premium (if any) that will be realized by Catlin shareholders in connection with the Acquisition; (vi) uncertainty as to the long-term value of XL ordinary shares to be issued to Catlin shareholders in connection with the Acquisition; (vii) inability to retain key personnel of Catlin or XL during the pendency of the Acquisition or after completion of the Acquisition; (viii) failure to realize the potential synergies from the Acquisition, including as a result of the failure, difficulty or delay in integrating Catlin's businesses into XL; (ix) the ability of Catlin's board of directors to withdraw its recommendation of the Acquisition; and (x) the outcome of any legal proceedings to the extent initiated against XL, Catlin and others relating to the Acquisition, as well as XL and Catlin's management's responses to any of the aforementioned factors.

Neither XL nor Catlin undertakes any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. | *MAKE YOUR WORLD GO*

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© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. I MAKE YOUR WORLD GO 4 • Enhances scale and product offering within core competencies • Establishes a premier specialty insurance platform • Captures a scale advantage in a consolidating reinsurance market • More capable and efficient global network • Creates an attractive opportunity to realize expense synergies Strategic Rationale for the Combination of XL & Catlin 1 2 3 4 5 Attractive Financial Impact

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. I MAKE YOUR WORLD GO 5 Recommended Acquisition of Catlin Transaction  Acquisition of Catlin Group by XL Group in a cash and stock transaction Deal Value  693p per Catlin share (as of Jan. 8, 2015); In addition, Catlin shareholders to receive 22p final dividend paid in Q1 2015  $4.1B transaction equity value (excluding final dividend)  23% premium to Catlin’s closing price of 582p on Dec. 16, 2014 (1)  33% premium to Catlin’s 3-month VWAP of 538p as of Dec. 16, 2014 (1) Consideration Mix  Aggregate consideration mix of approximately 44% stock and 56% cash, including  388p cash per Catlin share  0.130 XL share per Catlin share  Mix and match construct offered to Catlin shareholders, subject to proration Financing  $2.3B aggregate cash consideration, funded by $1.25B cash on hand and $1.03B of Solvency II compliant fixed income securities  £1.6B committed bridge facility provides funds certain at time of announcement  XL expects to be capitalized in line with current ratings profile Combined Capitalization  $4.7B of total debt and preferred following the transaction  Financial leverage under 30% at close with intention to reduce over time  Holding company liquidity remains very strong Approvals and Timing  Customary regulatory approvals and anti-trust clearances  Catlin shareholder approval (scheme requiring approval by majority in number, representing not less than 75% of the vote)  Expected closing mid-2015 Note 1. Premium reflects deal value including Catlin final dividend; Dec. 16, 2014 represents the last business day prior to the date of the approach announcement

Transaction Consideration Detail (1)

Total Consideration to Catlin Shareholders (2)

	Per Share	$M	% of Total
A Cash Consideration	388p	$2,283	56%
B Stock Consideration	305p	$1,796	44%
Total	**693p**	**$4,078**	**100%**
2014 Final Dividend (3)	22p		
Total (Incl. Dividend)	**715p**		

A Cash Consideration

- Bridge facility in place to meet funds certain requirement
  - New Solvency II compliant fixed income securities
  - Remaining portion ultimately funded with cash on hand

Cash on Hand ($M)	$1,250
Sol. II Compliant Securities	$1,033
Total Value ($M)	**$2,283**

B Stock Consideration

- Fixed exchange ratio of 0.130 XL share for each Catlin share

XL Shares Issued to Catlin Shareholders (M) (4)	50.7
XL Share Price ($)	$35.42
Total Value ($M)	**$1,796**

Proration based on shareholder election

Notes
1. Market data as of Jan. 8, 2015
2. Based on 390M fully diluted Catlin shares and GBP/USD FX rate of 1.5084 and XL share price of $35.42 as of Jan. 8, 2015
3. Excludes further special dividend to Catlin shareholders of up to 12.3p per Catlin share based on Catlin's fully diluted share number on the relevant record date
4. Based on 390M fully diluted Catlin shares and exchange ratio of 0.130 XL shares issued for each Catlin share

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential.
MAKE YOUR WORLD GO 6

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. I MAKE YOUR WORLD GO 7 • Transaction results in double - digit EPS and meaningful ROE accretion in line with phase - in of synergies − Positive impact in the first full year following close − Further positive impact in second full year • Key drivers of expected accretion are anticipated to include: − Significant synergy potential with an estimate of at least $200M of cost reductions (1) − Favorable financing mix with $1.25B of cash on hand and $1.03B of Solvency II compliant fixed income securities • Further enhanced by greater overall stature of the enlarged entity (2) − Capital base of $17B − Net premium base of $10B • Meaningful increase in aggregate earnings and capital generation capacity Attractive Financial Impact Notes 1. The basis of belief, principal assumptions and related reports in respect of any “quantified financial benefits statement” or st atement on synergies is set out in the offer announcement published on Jan. 9, 2015 2. Based on Dec. 31, 2013 combined audited financial statements of each company

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. I MAKE YOUR WORLD GO 8 $5.9B XL Catlin (1) Historical Combined $4.1B Enhances Scale and Product Offering Within Core Competencies 1 2013 NPW (2) 30% 20% 23% 20% Business Split (by NPW) 38% 30% 8% 36% 11% 39% 36% 45% 13% Market Split (by NPW) 21% 23% 44% $10.0B 12% 24% 13% 4% 12% 21% 10% 11% 10% 2% 33% Notes 1. Catlin segment group data excludes the effect of claims handling costs, bad debt charges and cessions to Special Purpose Synd ica tes and Adverse Development Cover 2. Based on Dec. 31, 2013 combined audited financial statements of each company Non - Lloyd’s 93% Lloyd’s 7% United States Europe Bermuda Other United States London Bermuda International 12% Lloyd’s 55% Non - Lloyd’s 45% Lloyd’s 26% Non - Lloyd’s 74% United States Europe Bermuda Emerging Markets / Other Reinsurance Casualty Professional Specialty Property Other Reinsurance Casualty Specialty Property Reinsurance Casualty Professional Specialty Property Other

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. I MAKE YOUR WORLD GO 9 Notes 1. GBP/USD conversion rate of 1.56 based on average daily spot rate in 2013 2. Source: Lloyd’s Annual Report (2013) 3. Based on Dec. 31, 2013 combined audited financial statements of each company 4. Special Purpose Syndicate GPW included • XL plans to become a global leader in specialty lines − Top 3 Aerospace − Top 3 Fine Art & Specie − Top 5 Political Risk and Crisis Management − Best in class Aviation, Energy & Marine • Increased relevance with brokers through greater: − Premium volume − Product offerings − Global network • Underwriting mix to shift towards specialty lines • Larger dataset to build out predictive modeling and analytics • Approximately $2.8B of combined ceded reinsurance will allow for increased purchasing power and further optimization (3) • Adopting best practices from each firm to optimize operating platform 1.6 1.8 1.9 2.0 2.3 2.3 2.4 2.5 3.3 3.8 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 Canopius Hiscox Brit Liberty R.J. Kiln Beazley Amlin QBE Catlin Combined Insurance: Establishes a Premier Specialty Insurance Platform 2 Competitive Advantages Leadership in Lloyd’s (2013 GPW , $B) (1)(2) (4) (4)

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. I MAKE YOUR WORLD GO 0.4 0.5 0.6 0.7 0.7 1.0 1.3 1.4 0.0 0.5 1.0 1.5 Alleghany PartnerRe XL Catlin Validus Everest RenRe 10 Competitive Advantages • Significant increase in premium scale by 93% to +$3B Reinsurance NPW on a combined basis • Establishes position as # 8 global P&C reinsurer by NPW, from 13 and 19 for XL and Catlin, respectively (1) • Importantly, positions as a top 3 property catastrophe insurer among broker market peers − Highly profitable segment for XL and Catlin despite recent pricing pressure • Enhanced distribution capabilities with Lloyd’s platform − Global footprint − Stronger Asia - PAC presence • Increases attractiveness and flexibility to 3 rd party capital providers − Catlin use of special purpose syndicate structure as vehicle for 3 rd party names − XL establishment of a dedicated ILS manager with access to expanded quota share Notes 1. Source: Best’s Special Report, Global Reinsurance: “ How Relevant is the Underwriting Cycle” (Sep. 8, 2014); ex - Lloyd’s 2. Source: Company filings; RenRe historical combined with Platinum 3. NPW due to limited disclosure Leading Property Catastrophe Writer Among Broker Market Peers (2013 GPW, $B) (2) 3 Reinsurance: Captures a Scale Advantage in a Consolidating Reinsurance Market Combined (3)

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. I MAKE YOUR WORLD GO 11 Catlin: Canada GPW: $ 132M Employees: 77 Offices: 4 GPW: $ 1,213M Employees: 488 Offices : 18 Catlin: U.S. GPW: $ 577M Employees: 72 Offices: 1 Catlin: Bermuda Catlin London GPW: $ 2,474M Employees: 984 Offices : 4 Catlin: Rest of Europe GPW: $ 540M Employees: 311 Offices : 15 Catlin Asia - Pacific GPW: $ 373M Employees: 327 Offices : 9 Underwriting Presence Limited License/Rep Office XL Underwriting Presence Underwriting Hub Regional Office Catlin Underwriting Hubs XL: North America GPW: $3,408M Employees: 1,938 Offices: 26 XL: Bermuda GPW: $829M Employees: 161 Offices: 1 XL: Europe / UK GPW: $2,602M Employees: 1,373 Offices : 21 XL: Rest of World GPW: $579M Employees: 1,169 Offices : 20 Note 1. Information as of 2013 fiscal year More Capable and Efficient Global Network (1) 4

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. I MAKE YOUR WORLD GO 12 Creates an Attractive Opportunity to Realize Expense Synergies 5 • At least $200M of annual run - rate quantified expense synergies expected to be realized by end of 2017 (1) − Collaborative process between XL and Catlin leadership and functional heads − Confirmed estimates through preparation of Quantified Financial Benefits Statement − Representing approximately 10% of combined operating expenses (2) • The principal sources are expected to include: − 50% from consolidation of infrastructure related to technology, real estate and operational overlap; and − 50% from consolidation of business and central support functions • One - off integration costs of approximately $250M to realize the potential quantified synergies, which are anticipated to be incurred by the end of 2017 Notes 1. The basis of belief, principal assumptions and related reports in respect of any “quantified financial benefits statement” or st atement on synergies is set out in the offer announcement published on Jan. 9, 2015 2. Based on Dec. 31, 2013 combined audited financial statements of each company

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. I MAKE YOUR WORLD GO Vision for the Combined Organization 13 • Integration planning leaders and partners identified • Governance, structure and reporting for integration planning office • Near - term synergy realization plan • Financial, capital, liquidity reporting and management process • Underwriting alignment • Develop combined branding strategy • Full synergy realization • Unified product portfolio • Consolidated distribution contracts • Technology and vendor rationalization • Global location strategy implemented • Legal entity restructuring January YE 2017 Mid - 2015 Management & Board • Michael McGavick will continue as CEO • Peter Porrino will continue as CFO • Gregory Hendrick will be Chief Executive, Reinsurance • Paul Brand will be Chair, Insurance Leadership Team and Chief Underwriting Officer, Insurance • Kelly Lyles will be Deputy Chair , Insurance Leadership Team and Chief Regional Officer, Insurance • At closing, Stephen Catlin is expected to join as Executive Deputy Chair and expected to serve on the combined company’s board of directors • An additional Catlin director who meets applicable independence and other qualifications is also expected to join the XL board of directors in connection with the closing of the transaction Integration Plan Phase 1: Initiation - Complete Phase 2: “Day 1” Planning Phase 3: Execution

© 2015, XL Group plc companies. All rights reserved. Proprietary and confidential. I MAKE YOUR WORLD GO 14 Distribution Concentrations Data Analytics Client Globalization Alternative Capital Regulatory Requirements Increase scale and product offering creates enhanced relevance to clients and brokers x Expanded and more efficient global network to meet client needs x Expanded focus on product innovation and use of advanced data, analytics and technology plus a larger premium base to spread internal investment x Creates a top property catastrophe reinsurer with improved access to 3 rd party capital opportunities x Combined company gains efficiencies through enhanced scale x Conclusion: Accelerates Strategy & Addresses Macro Forces Shaping the P&C Sector